SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2010

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia		24016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

Effective September 29, 2010, the Board of Directors of RGC Resources, Inc. (“Resources”) voted to amend and restate the Resources’ Bylaws to provide for retirement of directors at the end of the term of election immediately following the director’s 72nd birthday instead of at the next Annual Meeting of Stockholders following the director’s 72nd birthday. The restated Bylaws removes the last sentence under Article II, Section 2, and replaces it with the following:

The normal retirement date for directors shall be the date of the expiration of the director’s term immediately succeeding the director’s 72nd birthday.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: October 4, 2010	By:	/s/ Howard T. Lyon
Howard T. Lyon
Vice President, Treasurer and CFO
(Principal Financial Officer)